UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2010

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
(Address of Principal Executive Offices)

(905) 455-1990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 11, 2010, SunOpta Inc. (the “Company”) and its wholly-owned subsidiary, Drive Organics Corp. (“Drive Organics”), completed the previously-announced sale to UNFI Canada, Inc. (“UNFI Canada”) of substantially all of the assets of the Canadian food distribution business that comprise part of SunOpta’s Distribution Group, together with substantially all of the assets of Drive Organics, but excluding SunOpta’s Natural Health Products Business (as such term is defined in the Asset Purchase Agreement described below) (collectively, the “Business”). The consideration received by the Company at the closing consisted of approximately CDN $68 million in cash, which is subject to certain post-closing adjustments as described in the Asset Purchase Agreement. UNFI Canada also assumed certain liabilities associated with the Business.

The foregoing description of the transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, dated as of May 10, 2010, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 12, 2010, and Amendment No. 1 to Asset Purchase Agreement, dated as of June 4, 2010, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 10, 2010, both of which are included as exhibits to this report. The representations and warranties contained in the Asset Purchase Agreement are made for, among other things, the purpose of allocation of risk and as conditions to closing, may be subject to exceptions in the disclosure schedules provided in accordance with the Asset Purchase Agreement, are not necessarily accurate or complete as made, and should not be relied upon by any of our shareholders or potential investors.

ITEM 7.01. REGULATION FD DISCLOSURE.

On June 14, 2010, the Company issued a press release announcing the completion of the transaction described above. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro Forma Financial Information

The Company’s Unaudited Pro Forma Financial Information is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ John Dietrich
John Dietrich
Vice President, Corporate Development and Secretary

Date	June 17, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of May 10, 2010 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 12, 2010) *
2.2	Amendment No. 1 to Asset Purchase Agreement, dated as of June 4, 2010 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on June 10, 2010) *
99.1	Press release issued June 14, 2010
99.2	The Company’s Unaudited Pro Forma Financial Information

*

Exhibits and schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of the omitted exhibits and schedules to the Securities and Exchange Commission upon its request.